Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act No. 811-07168

Hennessy Stance ESG ETF

NYSE Arca, Inc.: STNC

August 23, 2023

Supplement to the Statutory Prospectus dated December 23, 2022

On July 14, 2023, one of the sub‑advisors to the Hennessy Stance ESG ETF (the “Fund”), Vident Investment Advisory, LLC (“VIA”), completed an acquisition transaction that resulted in a change of control of VIA and an automatic termination of its sub‑advisory agreement for the Fund. As a result of the transaction, VIA ceased to exist and Vident Advisory, LLC (“Vident Advisory”) became the sole Vident enterprise carrying out Vident’s business and operations. On the same date, a new sub‑advisory agreement was entered into with Vident Advisory pursuant to which Vident Advisory now provides sub‑advisory services to the Fund. The new sub‑advisory agreement was approved by the Fund’s Board of Trustees and the shareholders of the Fund. As a result, the following amendments are made to the prospectus:

•	All references to Vident Investment Advisory, LLC are replaced in their entirety with references to Vident Advisory, LLC.
•	In the section “Sub-Advisors” under the heading “Management of the Funds,” the second paragraph is replaced in its entirety as follows:
The Investment Manager has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital, to Vident Advisory, LLC (“Vident”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. Vident has been registered with the SEC as an investment advisor since 2019.

Effective as of August 22, 2023, the Fund amended its principal investment strategy to add a names rule provision. As a result, the first paragraph of the “Principal Investment Strategy” section for the Hennessy Stance ESG ETF in the prospectus is replaced in its entirety as follows:

The Fund is an actively managed exchange-traded fund (“ETF”) that will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. issuers that meet environmental, social, and governance (“ESG”) standards, as determined by the Portfolio Managers. The Fund primarily invests in large‑capitalization issuers but may also invest in small- and medium-capitalization issuers. The Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large‑capitalization issuers.

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